SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: April 7, 1998
-----------------------------
(Date of earliest event reported)


                         NationsLink Funding Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                    333-43609                  56-1950039
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(State or Other                (Commission              (I.R.S. Employer
Jurisdiction of               File Number)             Identification No.)
 Incorporation



              NationsBank Corporate Center, 100 North Tryon Street,
                        Charlotte, North Carolina 28255
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (704) 386-2400



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

                     Item 601(a) of
                     Regulation S-K
                        Exhibit No.
Exhibit No.                                                 Description

     1                   8            Tax Matters  Opinion.  (Corrected  copy;
                                      this opinion replaces, in their entirety, all of the opinions filed on April 8, 1998 under Item 7, Exhibit 8, pursuant to
                                      Form 8-K dated April 7, 1998.)

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      NATIONSLINK FUNDING CORPORATION

                                      By:  /s/  John T. McCarthy
                                          -----------------------
                                      Name:  John T. McCarthy
                                      Title:  Senior Vice President

Date: April 15, 1998